SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 20, 2004

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY ASSOCIATES

(Exact name of registrant as specified in its charter)

New Jersey	333-00643	22-3213714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-00643	22-3418939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING II, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43979	22-3550202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING III, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43975	22-3550203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

ITEM 7.	Exhibits

(c)    Exhibits

Exhibit No.

99.1	News Release, dated July 20, 2004, of Trump Hotels & Casino Resorts, Inc.

ITEM 9.	Regulation FD Disclosure

The information set forth under this Item 9, “Regulation FD Disclosure,” including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 hereto is a News Release, dated July 20, 2004, issued by Trump Hotels & Casino Resorts, Inc. (“THCR” or the “Company”) in connection with the acceptance by the Indiana Gaming Commission of the Company’s proposal to build and operate a casino in Orange County, Indiana. The release discusses, among other things, the Company’s plans with respect to the potential construction, development, financing, opening and operation of such casino. As disclosed more fully in the Company’s filings with the SEC, the Company’s ability to undertake significant new business initiatives and make capital expenditures are extremely limited at this time, due in part to the high levels of, and the terms of, the existing indebtedness of the Company’s subsidiaries and the Company’s constrained liquidity position. As such, the development of the Orange County, Indiana project would be contingent on a number of factors, including, but not limited to, the Company’s ability to consummate the currently contemplated potential recapitalization intended to restructure the existing debt obligations of the Company’s subsidiaries. Moreover, even if the proposed recapitalization were consummated, the Orange County, Indiana project would be subject to a number of other contingencies, including, but not limited to, the approval by the Company’s newly appointed board post recapitalization. In the event that the recapitalization plan is not consummated, the development of the project would be contingent upon the Company obtaining alternative capital sources, which cannot be assured. Accordingly, the ultimate ability of the Company to implement the plans and other forward-looking statements expressed in the release, including those with respect to the construction, development, financing, opening and operation of the Orange Country, Indiana project are uncertain at this time.

Cautionary Statement Regarding Forward-Looking Statements

The release, as well as the statements set forth above, include statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements made in the release and the statements made herein are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements included in the release or set forth herein, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “intend,” “plan,” “project,” “forecast,” “may,” “predict,” “target,” “potential,” “proposed,” “contemplated,” “will,” “should,” “could,” “would,” “expect” and other words of similar meaning.

In particular, these known and unknown risks, uncertainties and other factors include, but are not limited to, risks associated with the construction, development, financing, opening and operating a casino in Orange County, Indiana; the Company’s ability to carry out the potential recapitalization, including a restructuring of the Company’s existing indebtedness; the Company’s ability to generate sustainable earnings and cash flow from its business going forward; the Company’s future debt and liquidity position, including its ability to obtain future financing; the Company’ ability to maintain contracts and business relationships that are critical to its operations; the effects of any downgrades in the Company’s credit ratings; the ability of the Company to continue as a going concern; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company’s ability to fund and execute its business plan; the Company’s ability to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; licenses and approvals under applicable laws and regulations, including gaming laws; adverse outcomes of pending litigation or the possibility of new litigation; further intensification of the competitive climate in which the Company operates; or a broad downturn in the economy as a whole.

All forward-looking statements contained in the release or set forth herein, and all subsequent written and oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are made, and the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date of the release or the date hereof except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

/S/ JOHN P. BURKE

John P. Burke Executive Vice President and Corporate Treasurer

Dated: July 21, 2004

TRUMP ATLANTIC CITY ASSOCIATES

By:	TRUMP ATLANTIC CITY HOLDING, INC., its Managing General Partner

/S/ JOHN P. BURKE

John P. Burke Vice President and Treasurer

Dated: July 21, 2004

TRUMP ATLANTIC CITY FUNDING, INC.

By:	/S/ JOHN P. BURKE

John P. Burke Treasurer

Dated: July 21, 2004

TRUMP ATLANTIC CITY FUNDING II, INC.

By:	/S/ JOHN P. BURKE

John P. Burke Treasurer

Dated: July 21, 2004

TRUMP ATLANTIC CITY FUNDING III, INC.

By:	/S/ JOHN P. BURKE

John P. Burke Treasurer

Dated: July 21, 2004

TRUMP CASINO HOLDINGS, LLC

By:	/S/ JOHN P. BURKE

John P. Burke Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: July 21, 2004

TRUMP CASINO FUNDING, INC.

By:	/S/ JOHN P. BURKE

John P. Burke Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: July 21, 2004

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